EXHIBIT 24

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following companies:

America First Apartment Investors, Inc.
America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of January 2005.

/s/	Michael B. Yanney
Michael B. Yanney

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as her agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following company:

America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 3rd day of February 2005.

/s/	Mariann Byerwalter
Mariann Byerwalter

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following company:

America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of February, 2005.

/s/	William S. Carter M.D.
William S. Carter M.D.

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following company:

America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of January, 2005.

/s/	Patrick J. Jung
Patrick J. Jung

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following companies:

America First Apartment Investors, Inc.
America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of February, 2005.

/s/	George H. Krauss
George H. Krauss

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following company:

America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 23rd day of January, 2005.

/s/	Martin A. Massengale
Martin A. Massengale

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as her agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following company:

America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 5th day of February, 2005.

/s/	Gail Walling Yanney
Gail Walling Yanney

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004 and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following company:

America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 31st day of January, 2005.

/s/	Clayton K. Yeutter
Clayton K. Yeutter

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